Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Supplement to Prospectuses dated April 30, 2008

Regarding Gender Neutral Benefits

Please include this Supplement with your Prospectus.

The Gender Neutral Benefits provision that appears on page 27 (Single Premium Immediate Variable Annuity) and/or page 46 (Flexible Premium Deferred Variable Annuity) of your prospectus is amended to read as follows:

The Contracts described in this Prospectus (except for Contracts issued in the states of Massachusetts and Montana) involve annuity payment rates that distinguish between men and women. Massachusetts and Montana have enacted legislation requiring that annuity payments offered pursuant to Contracts purchased in Massachusetts and Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that annuity payments provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1963, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

The date of this Supplement is January 1, 2009

This Supplement is for use in Massachusetts only.

Please include this Supplement with your Prospectus.

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